Exhibit 99.1

Investor Presentation May 2016 Contact : (email) Steve.Fowle@SeacoastBank.com (phone) 772.463.8977 (web) www.Sea coa stBanking.com

This presentation contains “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 , including, without limitation, statements about future financial and operating results, ability to realized deferred tax assets, cost savings, enhanced revenues, economic and seasonal conditions in our markets, and improvements to reported earnings that may be realized from cost controls and for integration of banks that we have acquired, as well as statements with respect to Seacoast’s objectives, expectations and intentions and other statements that are not historical facts . Actual results may differ from those set forth in the forward - looking statements . Forward - looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward - looking statements . You should not expect us to update any forward - looking statements . You can identify these forward - looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “support”, “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “further”, “point to,” “project,” “could,” “intend” or other similar words and expressions of the future . These forward - looking statements may not be realized due to a variety of factors, including, without limitation : the effects of future economic and market conditions, including seasonality ; governmental monetary and fiscal policies, as well as legislative, tax and regulatory changes ; changes in accounting policies, rules and practices ; the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest sensitive assets and liabilities ; interest rate risks, sensitivities and the shape of the yield curve ; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet ; and the failure of assumptions underlying the establishment of reserves for possible loan losses . The risks of mergers and acquisitions, include, without limitation : unexpected transaction costs, including the costs of integrating operations ; the risks that the businesses will not be integrated successfully or that such integration may be more difficult, time - consuming or costly than expected ; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the merger being lower than expected ; the risk of deposit and customer attrition ; any changes in deposit mix ; unexpected operating and other costs, which may differ or change from expectations ; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees ; increased competitive pressures and solicitations of customers by competitors ; as well as the difficulties and risks inherent with entering new markets . All written or oral forward - looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10 - K for the year ended December 31 , 2014 under “Special Cautionary Notice Regarding Forward - Looking Statements” and “Risk Factors”, and otherwise in our SEC reports and filings . Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC’s Internet website at http : //www . sec . gov . 2 Investor Presentation Cautionary Notice Regarding Forward - Looking Statements

Agenda • About Seacoast Bank • Seacoast’s Investment Thesis – Successfully Executing a Differentiated Strategy for Balanced Growth • 2016 Outlook • Company Performance • Appendix Investor Presentation 3

Agenda • $4.0B assets bank operating in the nation’s third most - populous state • Strong and growing presence in two of Florida’s most attractive DMAs • Top - ranked community bank in Orlando • Investing in digital transformation, innovative business banking delivery • Growth - oriented culture, engaged associate base, strong customer advocacy • Engaged and independent board • Voted a “2015 Best Places To Work” in Orlando • Market Cap: $611 million (4/28/16) Seacoast Bank [NASDAQ: SBCF ] Attractive Geography; Deep Local Roots; Benefiting from Investments in Digital Transformation and Commercial Loan Platform, and Strategic Acquisitions 4 Orlando DMA West Palm Beach DMA Investor Presentation Retail Location Commercial Banking Location BMO Harris (14 branches) Converts June 2016

Agenda Investment Thesis Successfully Executing a Differentiated Strategy for Balanced Growth 5 Investor Presentation x Reaping benefits of strategic investments in organic growth and digital transformation x Track record of completing value - creating acquisitions in growing markets x Robust risk management and controls yielding consistent, sustainable results x Action - oriented management team, engaged and experienced board that is committed to building shareholder value x Well - positioned to benefit from strong Florida economy Targeting 2016 adjusted diluted EPS of $1.00, up 33% from our 2015 results

2015 Results Demonstrate the Effectiveness of Seacoast’s Balanced Growth Strategy 6 Investor Presentation Organic growth, coupled with strategic M&A, continue to drive financial performance Fully Diluted EPS – Adjusted 1 ROTCE – Adjusted 1 $0.47 $0.75 2014 2015 5.2% 8.3% 2014 2015 Improved 310 bps $100 $142 2014 2015 Improved 42% Improved 60% Revenue (mm) 1. See appendix for definition of non - GAAP metrics

Our Business Transformation Timeline 7 Investor Presentation 2011 to 2013 • Enhanced portfolio growth guardrails • Developed Accelerate business banking platform • Re - focused retail organization on sales growth • Invested in transformation to drive self service, cross sell and non - branch sales. Opened 24/7 Florida - based call center • Re - branded to Seacoast Bank • Expanded into Central Florida ( BankFIRST ) • Expanded into Palm Beach County (Grand Bankshares ) • Drove greater self servicing and cross sell, especially among newly acquired banks • Heightened focus on driving transformational change given pace of broader industry change Lessons learned from the great recession – combined with transformative change in banking – drive us with great urgency today 2014 2015 2016 + • Further expanded in Orlando/Central Florida (BMO Harris & Floridian Financial Group) • Continued focus on driving shareholder value by building operating leverage through business transformation

“Our analysis suggests that winners may realize a profit upside of 40 percent or more ” “Banks that can match the agility and innovation potential of other industries can reap pre - tax ROE levels of 18% to 25%. ” “ I can imagine us about five, ten years from now talking about efficiency ratios in the low 40s, high 30s. The value at stake is quite substantial .” “The banking sector in 2020 is a land of opportunity , provided that banks trim their sails to better adjust to emerging headwinds” “Banks have three to five years at most to become digitally proficient. If they fail to take action, they risk entering a spiral of decline similar to laggards in other industries.” “Our analysis suggests that digital laggards could see up to 35 percent of net profit eroded …” “ We expect no letup in the pace of change. Within the next five years, digital sales have the potential to account for 40 percent or more of new inflow revenue.” “We estimate that 15% to 25% of today’s North American financial institutions could be gone by 2020 .” We View Digital T ransformation as an Imperative and the Return to Shareholders is Substantial Opportunities Threats According to McKinsey and Accenture… Investor Presentation 8 See Appendix slides 41 - 45 for details on Seacoast’s approach to digital t ransformation

Agenda • About Seacoast Bank • Seacoast’s Investment Thesis – Successfully Executing a Differentiated Strategy for Balanced Growth • 2016 Outlook • Company Performance • Appendix Investor Presentation 9

Agenda Investment Thesis Successfully Executing a Differentiated Strategy for Balanced Growth 10 Investor Presentation x Reaping benefits of strategic investments in organic growth and digital transformation • Leader in organic customer acquisition, cross selling and shifting routine transactions out of the branch by capitalizing on digital technology • Innovative Accelerate business banking platform driving balanced loan growth x Track record of completing value - creating acquisitions x Robust risk management and controls yielding consistent, sustainable results x Action - oriented management team, engaged and experienced board that is committed to building shareholder value x Well - positioned to benefit from strong Florida economy

Seacoast Is Growing Its Customer Base Both Organically And Via Strategic Acquisitions 11 Investor Presentation 50 55 60 65 70 75 80 85 90 95 100 Jan-14 Mar-14 May-14 Jul-14 Sep-14 Nov-14 Jan-15 Mar-15 May-15 Jul-15 Sep-15 Nov-15 Jan-16 Mar-16 Total Including Acquisitions Total Excluding Acquisitions Household Growth Up 34%, 9.8% Organically Billions Organic HH Growth of 9.8% Since Jan ‘14 Deposit Growth Up 78%, 18% Organically Loan Growth Up 89%, 22% Organically Thousands Since January 2014… Billions Organic Loan Growth of 22% Since Jan ‘14 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 Jan-14 Mar-14 May-14 Jul-14 Sep-14 Nov-14 Jan-15 Mar-15 May-15 Jul-15 Sep-15 Nov-15 Jan-16 Mar-16 Total Including Acquisitions Total Excluding Acquisitions Organic Loan Growth of 22% Since Jan ‘14 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 Jan-14 Mar-14 May-14 Jul-14 Sep-14 Nov-14 Jan-15 Mar-15 May-15 Jul-15 Sep-15 Nov-15 Jan-16 Mar-16 Total Including Acquisitions Total Excluding Acquisitions Organic Deposit Growth of 1 8% Since Jan ‘14 Industry Growth Rate*= 13% Industry Growth Rate*= 18% Source: Board of Governors of the Federal Reserve H.8: Commercial Banks in the United States

Seacoast Is Monetizing Its Customer Base Via Effective Cross Selling… 12 Investor Presentation Cross Sell of Loans Up 137% Since YE ‘13 Cross Sell of Deposit Accounts Up 54% Since YE ‘13 878 1,253 2,085 - 500 1,000 1,500 2,000 2,500 3,000 2013 2014 2015 8,677 10,265 13,321 6,000 8,000 10,000 12,000 14,000 16,000 2013 2014 2015 Cross Sell of Debit Cards Up 62% Since YE ‘13 Number of unit sales to existing consumer and small business customers $2.2mm in incremental net interest income 1 $900k+ in incremental revenue 1 $470k+ in incremental revenue 1 9,337 12,089 15,126 6,000 8,000 10,000 12,000 14,000 16,000 18,000 2013 2014 2015 Cross Selling Is A Seacoast Competency Which Drives Incremental Growth 1. Incremental net interest income or revenue based on 2015 growth attributable to cross selling. D eposits funds transfer priced at approximately 2%. Unit Sales Unit Sales Unit Sales

…And Seacoast Customers Increasingly Choose Non - Branch * Channels To Conduct Business 13 Investor Presentation *Non - branch channels include Seacoast’s 24x7 call center based in Florida, website, online banking, and mobile banking Investments in digital and call center paying off for shareholders Non - branch sales make Seacoast less dependent on branches to drive revenue, which is especially important as customers adopt lower cost servicing channels. 5.2% 12.5% 12.2% 18.7% 0% 5% 10% 15% 20% Deposit Accounts Consumer Loans Q1 '15 Q1 '16 % of Unit Sales To Current Customers Completed Outside of Branch Network

50,000 80,000 110,000 140,000 170,000 200,000 230,000 260,000 Jan-14 Apr-14 Jul-14 Oct-14 Jan-15 Apr-15 Jul-15 Oct-15 Jan-16 Apr-16 Jul-16 Oct-16 Jan-17 Apr-17 Jul-17 Oct-17 Teller Transactions Non-Teller Transactions Teller Forecast Non Teller Forecast Non - Branch Servicing Is A Key Component of Our Transformation Strategy 14 Investor Presentation 81% 19% 0% 20% 40% 60% 80% 100% Basic deposits and withdrawals 81% of All Teller Transactions Are Simple Deposits and/or Withdrawals… …And Seacoast Is Aggressively Moving Routine Transactions to ATMs and Digital Channels. Customer Satisfaction Remains High, Cross Selling Continues To Grow Even As Routine Transactions Shift To Lower Cost Channels Non - Teller to Surpass Teller by Nov ‘17 at Current Pace Seacoast has already shifted routine transactions to lower cost channels, current transactions already surpass the volume of 12 branches combined 155k Annual Expense Savings Impact of Over $4.5mm

As The Result, Seacoast Is Growing While Rationalizing Branches. Expected Deposits Per Branch of $ 85mm by Year End 2016 As Seacoast continues to create shareholder value via operating leverage in its branch network, customer satisfaction and employee engagement scores remain strong (see appendix) Since YE 2012, Deposits Have Increased 61% While Branches Have Increased Only 19% $1,768 $1,800 $2,420 $2,840 $48 $53 $56 $66 $40 $45 $50 $55 $60 $65 $70 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2012 2013 2014 2015 Total Deposits (mm) Deposits Per Branch(mm) Investor Presentation 15

□ Focused on businesses with revenues $5mm+ in specific industry verticals □ Six offices in key metro areas of Florida (three in South Florida, three in Orlando) □ Comprehensive relationship approach: business, treasury, lending, wealth Seacoast’s Focus On Business B anking Is Driving Significant Growth in Loans Outstanding 16 Investor Presentation □ Focused on businesses with revenues less than $5mm in specific industry verticals □ Utilizes the retail network, with Calling Officers assigned to specific regions M illions $632 $1,048 $1,295 $1,537 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 Dec 13 Dec 14 Dec 15 Mar 16 Commercial/SBS 143% G rowth S ince YE 2013

Agenda Investment Thesis Successfully Executing a Differentiated Strategy for Balanced Growth 17 Investor Presentation x Reaping benefits of strategic investments in organic growth and transformation x Track record of completing value - creating acquisitions • Opportunistic deals that expand our footprint and strengthen our franchise • Proven integration capabilities • Proven ability to retain and monetize newly acquired customer sets • Ready supply of attractive targets

Agenda BankFIRST Acquisition H ighlights – 1 year since conversion • IRR exceeded internal target of 19% • HH growth in acquired branches = +9% • Cross sell growth (sales to existing customers) • Avg Services = +12% • Consumer Installment Loans = +22% • Consumer Lines of Credit = +11% • Debit Cards = +10% • Mobile Banking = +224% Grand Bank Acquisition Highlights – 6 months since conversion • IRR exceeded internal target of 24% • HH growth in acquired branches = +6.6% • Cross sell growth (sales to existing customers) • Avg Services = +13.5% • Debit Cards = +10% • Mobile Banking = +33% • Online Banking = +21% Seacoast Has A Proven Ability To Grow Acquired Banks By Attracting New Households And Cross Selling 18 BankFIRST acquisition in Orlando DMA Grand Bank acquisition in West Palm Beach DMA Investor Presentation

Floridian Financial Group • 10 Branch Franchise in Daytona and Orlando, along attractive I - 4 Corridor • Compelling Financial Metrics Announced: - Approximately 20% IRR - Tangible book value dilution earn back of 4.2 years - EPS accretion of $$0.02 in 2016, $0.07 - $0.09 in 2017 • Acquisition closed March 2016 Agenda With Recently Announced Acquisitions, Seacoast Becomes a Top 10 Bank In The Attractive Orlando Market 19 Floridian acquisition in Orlando DMA BMO Harris acquisition in Orlando DMA Investor Presentation BMO Harris Orlando Banking Operations • 14 Branch Franchise in Orlando, including Orlando Business Banking Team • Compelling Financial Metrics Announced: - IRR in excess of 20% - More than 6% accretive to 2016 EPS • Acquisition expected to close June 2016 C ost savings to be implemented early, both acquisitions fully implemented by Q3, accelerating financial returns

Agenda Investment Thesis Successfully Executing a Differentiated Strategy for Balanced Growth 20 Investor Presentation x Reaping benefits of strategic investments in organic growth and transformation x Track record of completing value - creating acquisitions x Robust risk management and controls yielding consistent, sustainable results • Intentional focus on C&I rather than solely on CRE – granular, balanced portfolio x Action - oriented management team, engaged and experienced board that is committed to building shareholder value x Well - positioned to benefit from strong Florida economy

Seacoast Conservative Risk Profile Well Positioned for Sustainable Value Creation… 21 Investor Presentation 43% 79% From $1.21B To $2.17B Average Loan Size - Commercial Total Loan Portfolio Percentage Change Change in Dollars Loan Growth FY ‘11 – ‘15 From $567K To $ 324K Top 10 loan relationships represent 31% of total risk based capital, down by 40% since FY ’11 (as of December 15) Strong yet balanced loan growth with prudent CRE exposure , better diversification and granularity

…and Our A pproach to CRE is Very D ifferent T han Florida P eers 22 Investor Presentation CRE loans as a percent of total capital remain flat and intentionally below Florida peers . (172% vs 268% peer median) 173% 209% 172% 268% 100% 150% 200% 250% 300% 350% SBCF Florida Peers 2014 2015 CRE loans as a Percent of T otal C apital SBCF Guardrail Regulatory Guardrail Source : SNL Financial and Company Filings Note: Commercial Real Estate defined as Construction & Development Loans plus Multfamily Loans plus Non - Owner Occupied Commercial Real Estate Loans

Agenda Investment Thesis Successfully Executing a Differentiated Strategy for Balanced Growth 23 Investor Presentation x Reaping benefits of strategic investments in organic growth and transformation x Track record of completing value - creating acquisitions x Robust risk management and controls yielding consistent, sustainable results x Action - oriented management team, engaged and experienced board that is committed to building shareholder value x Well - positioned to benefit from strong Florida economy

Seacoast’s Board Is Comprised of Experts With Distinct Competencies In Strategic Areas… 24 Investor Presentation 2011 to 2013 • Added lead board director (Retail Banking competency) • Added two additional directors (Risk and Governance competencies) • Added one director (Technology and Consulting competencies) • Added one director (Banking and W ealth M anagement competencies) 2014 2015 2016 + • Added two new directors (Operations and Investment Banking competencies) Talent, both on the board and executive team, is a critical component of our strategy

…And Seacoast Has Methodically Added Strong Management Talent In Key Areas 25 Investor Presentation 2011 to 2013 • Added executive leadership in business banking, credit and risk • Added executive leadership in digital and marketing • Added executive leadership in human resources from Bank of America • Added talent from GE, Visa, and other payments companies • Added business bankers • Added technology talent from Citrix • Added business bankers • Added CFO from highly regarded community bank (WSFS) • Added call center leadership from Citi Talent, both on the board and executive team, is a critical component of our strategy 2014 2015 2016 + • Added executive leadership in Residential Lending from First Merit • Added talent in Wealth Management from SunTrust

Agenda Investment Thesis Successfully Executing a Differentiated Model in Community Banking 26 Investor Presentation x Reaping benefits of strategic investments in organic growth and transformation x Track record of completing value - creating acquisitions x Robust risk management and controls yielding consistent, sustainable results x Action - oriented management team, engaged and experienced board that is committed to building shareholder value x Well - positioned to benefit from strong Florida economy

Agenda Florida, The Nation’s Third Largest State, Continues To Grow Rapidly Population growth is a fundamental driver of the state economy 27 Investor Presentation • Surpassed New York to become the third largest state in 2014 • One of only three states with a population over 20 million (Texas, California) • Florida added more residents than California in 2015 – over 300k per year • Among the top 10 fastest growing states • Diversified economy - growth in education, health services, leisure & hospitality, trade , transportation, utilities , construction and manufacturing . Source: http ://www.heraldtribune.com/article/20160114/ARTICLE/160119779?p=1&tc=pg Southwest Florida Pop: 1,570,228 Pop Growth : 9.6 % Treasure Coast/ Palm Beach Co. Pop: 1,956,515 Growth : 7.3 % I - 4 Corridor Pop: 7,128,386 Growth: 8.5% Florida Population Growth, 2015 – 2020* * US Census Data

Agenda • About Seacoast Bank • Seacoast’s Investment Thesis – Successfully Executing a Differentiated Strategy for Balanced Growth • 2016 Outlook • Company Performance • Appendix Investor Presentation 28

Outlook for 2016: Maintain Pace of Change • Continue organic growth investments in digital transformation and customer marketing initiatives • Complete prudent, accretive acquisitions that strengthen our franchise and leverage our capabilities • Achieve 2016 adjusted earnings target of $1.00 per share and maintain earnings growth trajectory • Adhere to strong standards of credit quality and maintain our strong balance sheet • Build on strengths as an authentic Florida brand, offering community bank service and “big bank” convenience 29 Investor Presentation

Agenda • About Seacoast Bank • Seacoast’s Investment Thesis – Successfully Executing a Differentiated Strategy for Balanced Growth • 2016 Outlook • Company Performance • Appendix Investor Presentation 30

Earnings History 31 (1) Non - GAAP measure, excludes merger related charges, branch closure expenses, and other adjustments (See Appendix for reconciliati on to GAAP) • Net Income of $3.2 million, compared to $5.9 million in Q1 2015 • Adjusted net income (1) of $6.8 million was up $605 thousand or 10% from the prior year and $262 thousand from prior quarter. (Dollars in thousands) First Quarter 2016 Fourth Quarter 2015 Third Quarter 2015 Second Quarter 2015 First Quarter 2015 GAAP Net Income $3,186 $6,036 $4,441 $5,805 $5,859 GAAP Earnings per diluted share $0.09 $0.18 $0.13 $ 0.18 $0.18 Adjusted Net Income (1) $6,782 $6,520 $6,433 $ 6,172 $6,177 Adjusted Pretax, pre - provision income (1) $11,120 $10,913 $11,328 $ 10,815 $10,342 Adjusted Earnings per diluted share (1) $0.19 $0.19 $0.19 $0.19 $ 0.19 Average shares outstanding (000) 35,453 34,395 34,194 33,234 33,136

Loan Growth Momentum Continues 32 $1,854 $1,937 $2,099 $2,156 $2,455 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 $2,400 $2,600 Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 Total Loans Outstanding (in millions) Total loans were $ 2.46 billion at March 31, 2016, up $601 million or 32% from the prior year. Excluding acquired loans, loans increased $208 million or 11% from a year ago.

Deposit Balances Extend Growth Trends 33 Total deposits increased 23% to $3.22 billion from one year ago. Transaction accounts represent 56% of total deposits. $1,428 $1,408 $1,488 $1,589 $1,805 $870 $904 $947 $961 $1,055 $312 $293 $307 $294 $362 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 Transaction Accounts Savings and Money Market Time Deposits Deposit Balances (in millions) $2,610 $2,605 $2,742 $2,844 56% $3,222

Net Interest Income and Margin 34 $25,834 $25,788 $29,130 $29,216 $30,349 3.62% (1) 3.50% 3.75% 3.67% 3.68% 3.00% 3.20% 3.40% 3.60% 3.80% 4.00% 4.20% $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 Net Interest Income and Net Interest Margin* ($ in thousands) • Net interest margin for the quarter increased 6 basis points year – over - year to 3.68%, versus 3.62% in Q1 2015. • Net interest income for the quarter totaled $30.3 million, up $4.5 million or 18% increase from a year ago. *Calculated on a fully taxable equivalent basis using amortized cost. (1) Excess purchase loan fee accretion of approximately 9 - 10 bps in Q1 2015

Non Interest Income 35 $2,002 $2,115 $2,217 $2,229 $2,129 $1,737 $2,033 $1,925 $1,989 $2,217 $1,242 $1,335 $1,385 $1,302 $1,437 $1,088 $1,032 $1,177 $955 $999 $909 $1,272 $1,012 $911 $1,007 $334 $366 $396 $377 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 BOLI Other Income Mortgage Banking Fees Wealth Management Fees Interchange Income Service Charges Non Interest Income (in thousands)* $8,121 $8,082 $7,308 *Non interest income before: securities gains , Q2 - 15 $725,000 gain on participation loans excluded, Q4 - 15 $416,000 gain on ba rgain purchase excluded, and Q1 - 16 $464,000 in BOLI unanticipated income excluded. • Noninterest income excluding security gains and unanticipated BOLI income, totaled $8.2 million for the first quarter , an increase of $858 thousand or 12% from a year ago. • Strong increases in interchange income and deposit service charges, up from the prior year 28% and 6%, respectively, reflect intentional customer analytics - driven cross sell combined with strong household growth. $7,782 $8,166 $330

Non Interest Expense 36 $11,192 $11,814 $13,236 $13,124 $14,526 $2,184 $2,235 $2,279 $2,457 $2,488 $3,251 $3,272 $3,604 $3,678 $3,746 $6,048 $6,376 $6,645 $6,706 $6,507 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 Other Occupancy / Telephone Data Processing Cost Salaries and Benefits Non Interest Expense (1) (in thousands) $23,697 $25,764 $22,675 • Noninterest expenses increased $6.4 million from Q4 2015. • Excluding merger related charges and other one - time items totaling $5.5 million, adjusted noninterest expense (1) grew $1.3 million from increased seasonal salary and benefit costs and decreased deferred origination costs. $25,965 $27,267 (1) Non - GAAP measure, excludes merger related charges, branch closure expenses, and other adjustments (See Appendix for reconciliation to GAA P)

Contact Details : Seacoast Banking Corporation of Florida [ NASDAQ: SBCF] 37 Investor Presentation Steve Fowle, CFO (email) Steve.Fowle@SeacoastBank.com (phone) 772.463.8977 Investor Relations www.SeacoastBanking.com

Agenda • About Seacoast Bank • Seacoast’s Investment Thesis – Successfully Executing a Differentiated Strategy for Balanced Growth • 2016 Outlook • Company Performance • Appendix Investor Presentation 38

Agenda Geography Remains Healthy and Attractive Florida accounted for 9.4% of job growth nationally in February with just 6.3% of the population, outperforming the rest of the country by 49% . (ADP, February 2016) "Our Florida Economic Activity Index increased again in October, for the 19th consecutive month. Most components of the index were positive in October. … The Florida economy is firmly re - established as a growth leader for the U.S. ” (Comerica Economic Insights) Investor Presentation 39

Agenda Engaged Employee Base is a Tremendous Asset Associates voted us a “2015 Best Places To Work in Central Florida ” ( Orlando Business Journal ) 80% of our associates are extremely satisfied to work for this company, vs 72% globally (IBM research) 86% of our associates are proud to work for this company , vs 78% nationally (IBM research) Employee engagement is strongly linked to positive outcomes in service , sales, quality, retention, profit and total shareholder returns . (Forbes) Investor Presentation 40

Agenda Customer Focus Makes Us Special We have 90 years experience in serving customers 78% of our customers who rate our service as excellent have recommended us to a friend (NPS Research) 70% of our customers rate our service as excellent (NPS Research) A customer who is fully engaged represents an average 23% premium in terms of share of wallet, profitability, revenue, and relationship growth compared with the average customer (Gallup) Investor Presentation 41

Seacoast Is Executing a Differentiated Business Model 42 Drive adoption of lower cost servicing channels – mobile, ATM, online Drive organic growth via cross sell, especially outside of branch – digital, call center Rationalize the branch network given digital adoption, streamline support operations Traditional Approach • Majority of branch visits related to simple transactions (check deposits) • Higher cost channels used for basic servicing transactions • Cross sell dependent on transactional traffic in branches • Lose cross sell as customers choose non - branch channels for basic service Seacoast’s Approach Investor Presentation • High fixed cost structure • Limited scalability • Inefficient back office processes Digital Capabilities and Software Enable Smaller Banks To Compete In Ways Previously Unimagined. Seacoast Is Reaping Tangible Results.

Digital Technology Has Leveled The Playing Field Digital Defined • Customer Servicing Capabilities to Lower Servicing Costs – E.G. Mobile banking, mobile check deposit, online banking, online applications/forms – Table stakes as “convenience” has been fundamentally redefined – Implication - Customers choosing lower cost channels for service – good for customer and bank • Marketing and Analytics Software to Drive Sales Growth – Marketing software to automate cross - sell campaigns , drives sales through call center, website, branch – Analytics software to diagnose customer segments and drive greater share of wallet – Lead generation software to help prospect for new customers – Implication – Banks can now drive additional sales • Operating Reality – Data sprawl not an issue with smaller banks – data set readily available through core provider – Software costs have plummeted in recent years…now very accessible for smaller banks – Implication – Small banks can now compete in ways previously unimagined…and drive results today. 43 Investor Presentation Digital Capabilities and Software Enable Smaller Banks To Compete In Ways Previously Unimagined. Seacoast Is Reaping Tangible Results.

Our Cross Sell Approach Is Unique Among Community Banks… Unlike other community banks, Seacoast uses its vast data set to drive cross sell programs Automated Cross Sell Offers Inbound Call Outbound Call In Branch Email ATMs Online Banking Direct Mail Mobile Banking*  Our technology enables us to serve consistent cross sell messages across 8 distinct channels.  We use 400+ data elements to drive targeted cross - selling opportunities  Software enables us to automate nearly 40 ongoing cross - sell campaigns  We invest $28k/year for our cross sell software and $15k/year for a nalytics software  Example – Customer A is eligible for a consumer loan. Seacoast can deploy a “consumer loan offer” campaign to Customer A across 8 different touchpoints *Targeted offers in our mobile channel launch in late 2016 Investor Presentation 44 Our approach leverages both human and digital channels to drive sales

…And Seacoast Uses Its Data To Drive Targeted Cross Selling HELOC Usage Campaign – Delivered To Eligible Customers Across Multiple Touchpoints Email ATM Message Online Banking Outbound Sales Call Investor Presentation 45 Software helps us identify customers who have a Heloc but are not using. Marketing builds campaign in minutes. Example of targeted, multi - channel cross sell campaign

Seacoast’s Mobile Adoption Outpaces Both Community Banks and Bigger Banks 46 Investor Presentation *FIS Research – Seacoast vs FIS Banks By Asset Size – Consumer Mobile Banking 38% 39% 42% 44% 42% 44% 46% 48% 57% 59% 61% 67% 0% 10% 20% 30% 40% 50% 60% 70% 80% Q1 2015 Q2 2015 Q3 2015 Q4 2015 <$5B $20B - $335B Seacoast Mobile Penetration of Online Banking Users Assets Assets

Unit Cost Comparison – Branch vs Non Branch Channels 47 Investor Presentation Unit Cost Branch or Offline Equivalent Unit Cost – Variable Only Savings Per Transaction ATM Deposit/Withdrawal $0.14 $2.36 $2.22 Mobile Deposit $0.48 $2.36 $1.88 Scanner Deposit $0.30 $2.36 $2.06 Paperless Statements $0.08 $0.69 $0.61 The cost savings potential of driving more transactions through digital and non - branch channels is significant. Seacoast is actively driving adoption of these channels.

Explanation of Certain Unaudited Non - GAAP Financial M easures This presentation contains financial information determined by methods other than Generally Accepted Accounting Principles (“GAAP”) . The financial highlights provide reconciliations between GAAP net income and adjusted net income, GAAP income and adjusted pretax, preprovision income . Management uses these non - GAAP financial measures in its analysis of the Company’s performance and believes these presentations provide useful supplemental information, and a clearer understanding of the Company’s performance . The Company believes the non - GAAP measures enhance investors’ understanding of the Company’s business and performance . These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions . The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently . The Company provides reconciliations between GAAP and these non - GAAP measures . These disclosures should not be considered an alternative to GAAP . 48 Investor Presentation

Net Income - GAAP to Non - GAAP Reconciliation (Q1 15 – Q1 16) Presented below is net income excluding adjustments for merger related charges, branch closure charges, and other non core expenses. The Company believes that these results of operations are a more meaningful depiction of the underlying fundamentals of its business and ove rall performance. (1) Non - GAAP measure, excludes merger related charges, branch closure expenses, and other adjustments (See Appendix for reconciliation to GAA P) 49 First Quarter Fourth Quarter Third Quarter Second Quarter First Quarter 2016  2015  2015  2015  2015    Net income (loss) Severance 306 187 98 29 12 Merger related charges Bargain purchase gain 0 (416) 0 0 0 Branch closure charges and costs related to expense initiatives Other 121 Security (gains) (89) (1) (160) 0 0 Miscellaneous losses 0 48 112 0 0 Net loss on OREO and repossessed assets (51) (157) 262 53 81 Asset dispositions expense 90 79 77 173 143 Boli Income (464) 0 0 0 0 Effective tax rate on adjustments (2,194) (299) (1,210) (225) (193) Adjusted Net Income (1) Provision for loan losses 199 369 987 855 433 Income taxes 4,139 4,024 3,908 3,788 3,732 Adjusted pretax, pre-provision income (1) $11,120 $10,913 $11,328 $10,815 $10,342 Adjusted earnings per diluted share (1) $0.19 $0.19 $0.19 $0.19 $0.19 Average shares outstanding (000) 35,453 34,395 34,194 33,234 33,136 (Dollars in thousands except per share data) $3,186 $6,036 $4,441 $5,805 $5,859 5,307 1,043 2,692 337 275 691 0 0 0 0 6,782 6,520 6,433 6,172 6,177

Net Income - GAAP to Non - GAAP Reconciliation (Q1 15 – Q1 16) Presented below is net income excluding adjustments for merger related charges, branch closure charges, and other non core expenses. The Company believes that these results of operations are a more meaningful depiction of the underlying fundamentals of its business and ove rall performance. (1) Non - GAAP measure, excludes merger related charges, branch closure expenses, and other adjustments (See Appendix for reconciliation to GAA P) 50 First Fourth Third Second First (Dollars in thousands) Quarter Quarter Quarter Quarter Quarter 2016 2015 2015 2015 2015 Noninterest Expense: Salaries and wages 12,137$ 10,948$ 10,806$ 9,273$ 8,777$ Employee benefits 2,389 2,178 2,430 2,541 2,415 Outsourced data processing costs 2,488 2,457 2,279 2,235 2,184 Telephone / data lines 529 412 446 443 496 Occupancy expense 2,251 2,314 2,275 2,010 2,023 Furniture and equipment expense 966 952 883 819 732 Marketing expense 997 1,128 1,063 1,225 975 Legal and professional fees 1,583 1,568 1,651 1,255 1,388 FDIC assessments 544 551 552 520 589 Amortization of intangibles 446 397 397 315 315 Other 2,937 3,064 2,982 3,061 2,781 Total Core Operating Expense 27,267 25,969 25,763 23,697 22,675 Severance and organizational changes 306 187 98 29 12 Legal and professional fees for acquisition and expense initiatives 5,307 1,043 2,692 337 275 Branch Closure 691 0 121 0 0 Miscellaneous losses 0 48 112 0 0 Net loss on OREO and repossessed assets (51) (157) 262 53 81 Asset disposition expense 90 79 77 173 143 Total 33,610$ 27,169$ 29,126$ 24,288$ 23,186$